The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated May 22, 2008 to the
Statement of Additional Information
Dated February 28, 2008

This Supplement modifies the Statement of Additional Information dated February 28, 2008. Please keep this supplement and read it together with the Statement of Additional Information.

The following information replaces the first sentence of the section entitled “Investment Company Securities” under the heading “Common Investment Policies and Risks” on page 17 of the Statement of Additional Information dated February 28, 2008.

In connection with the management of their daily cash positions, each Portfolio may invest in securities issued by other open-end or closed-end investment companies, including ETFs.